UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 30, 2011

VISTEON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-15827	38-3519512
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Village Center Drive, Van Buren Township, Michigan		48111
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (800)-VISTEON

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: On October 4, 2011, Visteon Corporation (the “Company”) filed a Current Report on Form 8-K (the “Form 8-K”) with the Securities and Exchange Commission (“SEC”) to report that the Company had dismissed PricewaterhouseCoopers LLP(“PwC”) as its independent registered public accounting firm effective upon completion by PwC of its procedures on the financial statements of the Company as of and for the year ended December 31, 2011, and the filing of the related Form 10-K. This Current Report on Form 8-K/A (the “Form 8-K/A”) amends the Form 8-K to update the disclosures provided in the Form 8-K, and except as set forth herein, no other amendments to the Form 8-K are made by this Form 8-K/A.

SECTION 4 – MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01.	Changes in Registrant’s Certifying Accountant

The Company filed its Annual Report on Form 10-K for the year ended December 31, 2011 (the “Annual Report”) with the SEC on February 27, 2012. Effective upon such filing, PwC completed its audit of the Company’s consolidated financial statements for the year ended December 31, 2011 and was dismissed as the Company’s independent registered public accounting firm.

The reports of PwC for the twelve-months ended December 31, 2011, the three-months ended December 31, 2010 and the nine-months ended October 1, 2010 did not contain an adverse opinion or disclaimer of opinion nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles except that PwC’s reports for the three months ended December 31, 2010 and the nine-months ended October 1, 2010 included an explanatory paragraph describing the Company’s voluntary petition for reorganization under Chapter 11 of the United States Bankruptcy Code filed on May 28, 2009 and its subsequent emergence from bankruptcy on October 1, 2010, the date on which the Company adopted fresh-start accounting and became a new entity for financial reporting purposes.

In connection with the audits of the Company’s financial statements for the twelve-months ended December 31, 2011, the three-months ended December 31, 2010 and the nine-months ended October 1, 2010, as well as through February 27, 2012, there were no disagreements between the Company and PwC on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of PwC, would have caused PwC to make reference thereto in their reports. Additionally, during the twelve-months ended December 31, 2011, the three-months ended December 31, 2010 and the nine-months ended October 1, 2010, as well as through February 27, 2012, there have been no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K, that were discussed with the Company’s Audit Committee.

A letter from PwC addressed to the Securities and Exchange Commission stating that it agrees with the above statements is filed herewith as Exhibit 16.1.

On October 4, 2011, the Company also indicated in the Form 8-K that it had selected Ernst & Young LLP as the Company’s independent registered public accounting firm for its fiscal year 2012 audit. The Company will request shareholder ratification of the appointment of

Ernst & Young LLP as the Company’s independent registered public accounting firm at its 2012 annual meeting of shareholders. During the twelve-months ended December 31, 2011, the three-months ended December 31, 2010 and the nine-months ended October 1, 2010, as well as through February 27, 2012, neither the Company nor anyone acting on its behalf consulted Ernst & Young LLP regarding any of the matters described in Item 304(a)(2)(i) or Item 304(a)(2)(ii) of Regulation S-K.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

16.1	Letter of PwC regarding change in the Company’s independent registered public accounting firm.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTEON CORPORATION

Date: February 27, 2012	By:	/s/ Michael J. Widgren
Michael J. Widgren
Vice President, Corporate Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description	Page

16.1	Letter of PricewaterhouseCoopers LLP regarding change in Visteon Corporation’s independent registered public accounting firm.